SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TRIDAN CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

ANNUAL REPORT

June 25, 2018

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2018, including the enclosed audited financial report for that period and for the corresponding period in 2017.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 17, 2018, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2018, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2018 was $11.91, compared with $12.28 at April 30, 2017.  Net investment income per share was $.19, for the year ended April 30, 2018, compared with $.22 for the year ended April 30, 2017.  Distributions to shareholders amounted to $.20 per share for fiscal 2018, compared to $.22 for fiscal 2017.

At the company’s last annual meeting on July 18, 2017, the reappointment of Mazars LLP as the company’s auditors for the fiscal year ending April 30, 2018 was ratified by the shareholders as follows:

Shares Voted For	2,318,834.7489
Shares Voted Against	None
Shares Abstaining	None

Also at the last annual meeting on July 18, 2017, the then incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

TRIDAN CORP.
June 25, 2018
Page – 2 –

	Shares Voted For	Shares Withheld

Mark Goodman	2,318,596.8734	237.8755
Peter Goodman	2,318,596.8734	237.8755
Paul Kramer	2,318,291.4389	543.3100
Joan G. Rall	2,318,291.4389	543.3100
Russell J. Stoever	2,318,291.4389	543.3100

In addition, Warren Pelton, who had been a director from 1988 until October 29, 2016, was reelected as a director of the company at the meeting of the board of directors held on December 21, 2017.  At the same meeting, the board accepted the resignation of Mark Goodman as Vice President and Treasurer and the resignation of I. Robert Harris as Secretary and Chief Compliance Officer.  To fill these vacancies, the board elected Warren Pelton as Vice President and Treasurer and Robert Birnbaum as Secretary and Chief Compliance Officer.

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman and Peter Goodman) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Stoever, Pelton and Ms. Rall) are not.  Peter Goodman and his son Mark Goodman are “interested persons” because each of them is an officer and holder of more than 5% of the shares of the company

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 92	Director and President	1980	President, Tridan Corp.	1	None

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 64	Director	1999	Pianist and Teacher	1	None

TRIDAN CORP.
June 25, 2018
Page – 3 –

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 86	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 64	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public Accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 73	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 80	Director, Vice President and Treasurer	Dec 21, 2017	Consultant	1	None

TRIDAN CORP.
June 25, 2018
Page – 4 –

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 81	Secretary and Chief Compliance Officer	Attorney	None	None

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Joan G. Rall - Ms. Rall has been a director since June 15, 2017.  She is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

TRIDAN CORP.
June 25, 2018
Page – 5 –

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

Warren F. Pelton – Mr. Pelton had been a director from 1988 until 2016 and was reelected as a director on December 21, 2017.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conver-sion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Warren Pelton, who received $3,000), plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $24,000 during fiscal 2018 (which excludes professional fees paid to the law firms where Robert Birnbaum, secretary of the Company, was of counsel).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, Robert Birnbaum, collect at 212-930-9700, extension 889.

Sincerely

TRIDAN CORP.

/s/ Peter Goodman

Peter Goodman, President

TRIDAN CORP.

P.O. Box 634
New City, NY  10956

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 17, 2018
To the Shareholders of Tridan Corp.:

The Annual Meeting of Shareholders of Tridan Corp. (the “Company”) will be held on Tuesday, July 17, 2018, at 10:00 A.M. at the offices of Sichenzia Ross Ference Kesner LLP, 37th floor, 1185 Avenue of the Americas, New York, NY 10036.

The following subjects will be considered and acted upon at the meeting:

(1)	Election of six directors;

(2)	Ratification of the selection of Mazars USA LLP as auditors of the Company for the fiscal year ending April 30, 2019;

(3)	Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The subjects referred to above are discussed in the Proxy Statement enclosed with this notice.  Each shareholder is invited to attend the Annual Meeting of Shareholders in person.  Shareholders of record at the close of business on June 22, 2018 have the right to vote at the meeting.  If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

By Order of the Board of Directors
/s/ Robert Birnbaum, Secretary
Robert Birnbaum, Secretary

June 26, 2018

Important Notice Regarding the Availability of Proxy Materials
 for the Shareholder Meeting to be Held July 17, 2018

This Notice of Annual Meeting, together with the attached Proxy Statement, Form of Proxy, Annual Report to Shareholders, and Privacy Policy are also available at www.tridancorp.com.

As in the past, the Company also intends to mail those materials to shareholders with respect to all future shareholder meetings, in addition to posting them to its website as required by Security and Exchange Commission Rules.

TRIDAN CORP.
P.O. Box 634
New City, NY  10956

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the board of directors of Tridan Corp., a New York corporation (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders to be held July 17, 2018 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon.  Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting.  The board of directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Mazars USA LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

As of June 22, 2018, there were issued and outstanding 3,057,753.5012 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company.  Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares.  Holders of record of such shares at the close of business on June 22, 2018 will be entitled to vote at the meeting.

The participants in the Tridan Corp. Employees’ Stock Ownership Trust are the beneficial shareholders of the shares held under the trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the trust.  Accordingly, the attached notice, this proxy statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies.  In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or electronic communication.

An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2018 and 2017 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies

ELECTION OF DIRECTORS

At the meeting, six (6) directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the by-laws of the Company.  The election of a board of directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below.  If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the board of directors.  The board of directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

As of June 22, 2018, Peter Goodman owned beneficially 940,410.7292 shares (30.75%) of the Company.

The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year.  Table C sets forth information concerning non-director officers of the Company.  The Table A nominees (Mark Goodman and Peter Goodman) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Ms. Rall and Messrs. Kramer, Pelton and Stoever) are not.  Peter Goodman and his son Mark Goodman are “interested persons” because each of them is the holder of more than 5% of the shares of the Company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 92	Director and President	1980	President, Tridan Corp.	1	None

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 64	Director	1999	Pianist and Teacher	1	None

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Warren Pelton 6079 Fairway Court Naples, FL 34110 Age 80	Director, Vice President and Treasurer	2017	Consultant	1	None

Paul Kramer 300 East 33rd Street, #20C New York, NY 10016 Age 86	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 64	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 73	Director and Audit Committee Member	1995	Vice-President and Sales Manager, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5-years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 81	Secretary	Attorney	None	None

The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

Name of Nominee	Dollar Range of Equity Securities in Tridan Corp.

Interested Persons:

Peter Goodman	Over $100,000

Mark Goodman	Over $100,000

Disinterested Persons:

Warren Pelton	None

Paul Kramer	None

Russell Jude Stoever	None

Joan G. Rall	None

QUALIFICATIONS OF DIRECTORS

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director and nominee is provided below, each of whom the board proposes for election.  On December 21, 2017, the board elected Warren Pelton as a director, and the board now proposes Warren Pelton for shareholder election as a director.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Warren F. Pelton – Mr. Pelton was a director from 1988 until October 29, 2016.  He was re-elected as a director on December 21, 2017.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Joan G. Rall - Ms. Rall is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Warren Pelton who received $3,000), plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $24,000 during fiscal 2018 (which excludes professional fees paid to the law firms where Robert Birnbaum, secretary of the Company, was of counsel).

COMMITTEES

Audit Committee

The audit committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Joan G. Rall and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards.  The board has determined that Mr. Kramer qualifies as an audit committee financial expert, as defined by applicable SEC rules and regulations.  The audit committee operates under its charter, which it reviews annually and which is then submitted for approval by the board of directors.  A copy of the charter is attached as an appendix to this proxy statement.

The audit committee assists the board of directors in fulfilling their oversight responsibilities relating to the quality of the Company’s accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company’s financial statements, and compliance with the Company’s ethics program and with regulatory requirements.  The audit committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.  The committee met three times during the fiscal year ended April 30, 2018.

Audit Committee Report

The audit committee has reviewed and discussed the Company’s April 30, 2018 audited financial statements with management and with Mazars USA LLP, the Company’s independent registered certified public accountants.  The audit committee has also discussed with said auditors the matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees”, has received from them the written disclosures and letter required by PCAOB Rule 3526 “Communications with Audit Committees Concerning Independence”, and has discussed with them their independence from the Company.  The audit committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations.  Based on the foregoing review and discussions, the audit committee has recommended to the board that the audited financial statements as of April 30, 2018 be issued to shareholders and filed with the SEC.

Audit Committee Members:

Paul Kramer, Chairman
Joan G. Rall
Russell J. Stoever

Nominating Committee

The Company does not have a standing nominating committee, because of the small size of the board of directors and the infrequency of its turnover.  Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee.  The board considers a candidate’s experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings.  The board does not consider diversity in identifying nominees.  In instances where the board determines that a candidate will be a valuable replacement or addition to the board of directors, the board recommends such candidate’s election by the shareholders.  This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

CONDUCT OF AND ATTENDANCE AT MEETINGS

Peter Goodman is the president and chief executive officer of Tridan Corp.  There is no chairman of the board.  Board meetings are conducted by Robert Birnbaum, who is the company’s corporate secretary, general counsel, and chief compliance officer, but is not a director.  This arrangement has existed successfully since the company’s conversion in 1980 from a manufacturing enterprise to a registered investment company.  The structure was chosen based upon the differing business and professional background and expertise of Messrs. Goodman and Birnbaum – Mr. Goodman with many years of experience managing a business company, and Mr. Birnbaum, as a practicing attorney with knowledge and experience in corporate law and procedural requirements.

During the fiscal year ended April 30, 2018, there were five meetings of the board of directors and three meetings of the audit committee.  Except as hereinafter noted, each of the directors attended at least 75% of the aggregate number of meetings of the board and of the audit committee on which he or she served.  Ms. Rall attended the two audit committee meetings held after her appointment as a member of the committee and Mr. Pelton attended the solitary board of directors meeting held after his election as a director.  Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and four members of the board attended last year’s annual meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The board of directors has not established a formal process for shareholders to send communications to the board.  In the board’s view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire board, care of the Company at its principal office, or to individual board members either at that address or at their personal addresses listed in the proxy statement.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company’s voting securities as of June 22, 2018:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 22, 2018	Percent Of Class on June 22, 2018

Capital Stock (par value $.02)	Peter Goodman 65 Wendover Road Rye, NY 10580	940,410.7292 1/ 2/	30.75%

	Thomas Goodman 111-20 73rd Avenue, Apt. 6F Forest Hills, NY 11375	701,000.0000 3/	22.93%

	Elizabeth Smith Goodman 1074 Clayton Mill River Rd Mill River, MA 01244	314,500.0000	10.27%

	Geoffrey Adams Goodman Putrich Str. 6 Munich, Germany 81667	314,500.0000	10.27%

	Mark Goodman 7 Porters Cove Road Hingham, MA 02043	314,500.0000	10.27%

	Erda Erdos 549 Fairview Terrace York, PA 17403	323,640.1115 2/	10.58%

	All officers, directors & nominees as a group (7 persons)	1,254,910.7292	41.06%

1/	Not including voting power on 600,000 shares owned by the Thomas Goodman Trust (see footnote 3).

2/
Including the following shares owned by Tridan Corp.  Employees Stock Ownership Trust, as nominee only: 3,596.8105 shares owned directly and beneficially by Peter Goodman, and 3,209.9455 shares owned directly and beneficially by Erda Erdos.  Messrs. Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said trust.

3/	Including 600,000 shares owned by the Thomas Goodman Trust.

Joseph T. Scialo is the Company’s administrator.  Mr. Scialo is a certified public accountant in the firm of PKF O’Connor Davies, LLP, 300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677.

RELATIONSHIP WITH AND RATIFICATION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee is responsible for approving the engagement of the Company’s independent public accountants prior to their engagement.  The audit committee and board of directors have unanimously approved the selection of Mazars USA LLP as independent public accountants for the Company for the fiscal year ending April 30, 2019.  Although shareholder ratification is not required by law, to be consistent with past practice the firm’s selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting.  If shareholders do not ratify their selection, the board will reconsider the matter and will decide whether to retain that firm.  The audit committee and board of directors reviewed the services performed by Mazars USA LLP during the last fiscal year and determined that such services did not affect their independence.  The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms.  Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees –Mazars USA LLP billed the Company a total of $48,500 for the 2018 fiscal year, and $48,500 for the 2017 fiscal year, for the audit of the Company’s annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees – No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees – No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees – No fees were billed to the Company for the last two fiscal years for any other services.

INVESTMENT ADVISER

The Company’s investment adviser is J.P. Morgan Investment Management Inc., (“Morgan”), 270 Park Avenue, New York, NY 10017.  An affiliated company, J.P. Morgan Chase Bank, N.A. provides custodial services. The Investment Advisory Agreement dated July 1, 2000 (the “Agreement”) between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2018.  On June 14, 2018, the board of directors (including the Company’s independent directors) unanimously approved a continuation of the Agreement until June 30, 2019 (subject to the early termination provisions contained in the Agreement).

Under the Agreement Morgan, subject to the general supervision of the Company’s board of directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company’s portfolio of securities and investments.  In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement.  Morgan is free to, and does, render investment advisory services to others, including numerous funds.

Morgan seeks to obtain the best price and execution of orders placed for the Company’s assets considering all of the circumstances.  If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable.  There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer.  This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan.  Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it.  In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction.  Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company.  The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker’s execution.

INVESTMENT ADVISORY AGREEMENT RENEWAL

Throughout the year, the directors receive and analyze a substantial quantity of comprehensive information and written materials, including ongoing analysis of the company’s existing portfolio and Morgan’s recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc.  The directors subject Morgan’s portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio.  Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like.  Morgan is constantly questioned regarding its views, its recommendations and its performance.

In addition to the foregoing, Morgan submits each year its audited financial statements and detailed information regarding Morgan’s business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material is furnished to each director.  The directors review and discuss this material, as well as their own views on Morgan’s performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors.  Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Lipper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays1-17 Year NY Muni Bond Index.  Based on their review, the directors have concluded that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan is based on knowledge gained over time from discussions with management and at the board’s regular meetings.  In addition, the directors review the qualifications, education and experience of Morgan’s personnel involved in rendering those services.  As Tridan’s investment adviser, Morgan manages the investment of the company’s assets, including purchases and sales of securities.  Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements.  The board considers its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.  The board has concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Fees

Under its investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% of its net assets under management (28 basis points). Tridan also pays 0.02% (2 basis points) to Morgan’s affiliate, J.P. Morgan Chase Bank, N.A. for custodial services.  The Advisory Agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company.  For the year ended April 30, 2018, Morgan’s advisory fees were $103,875, and the custodial fees were $7,384.  In light of the nature, extent and quality of the services received by Tridan from Morgan, and comparing Morgan’s management fees charged by it to other fixed-income investment companies which are many times larger than Tridan, as well as the affiliate’s custodial fees compared with those available elsewhere, the board considers the fees to Tridan to be reasonable.

It was the conclusion of the directors that it would be in the best interests of Tridan Corp. and its shareholders for the board to renew the investment advisory agreement with J.P. Morgan Investment Management Inc. for another year.

The names and principal occupations of the directors and principal executive officers of Morgan are as follows.  Except as otherwise indicated, each of them may be reached c/o J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017-2014.

Name	Position at Morgan*
George Gatch	DIRECTOR/CHAIRMAN/MANAGING DIRECTOR
Lawrence Unrein	DIRECTOR/CIO-GLOBAL HEAD OF PRIVATE EQUITY/ MANAGING DIRECTOR
Scott Richter	SECRETARY / MANAGING DIRECTOR
Paul Quinsee	DIRECTOR/GLOBAL HEAD OF EQUITIES/ MANAGING DIRECTOR
Andrew Powell	DIRECTOR/MANAGING DIRECTOR/Senior Business Manager
John Donohue	DIRECTOR / PRESIDENT / CEO / MANAGING DIRECTOR
Joy Dowd	DIRECTOR/ HEAD OF CLIENT SERVICES / MANAGING DIRECTOR
Jedediah Laskowitz	DIRECTOR / CO-HEAD OF GLOBAL INVESTMENT MANAGEMENT SOLUTIONS/ MANAGING DIRECTOR
Robert Michele	DIRECTOR / CIO AND HEAD OF GLOBAL FIXED INOCME, CURRENCY & COMMODITIES / MANAGING DIRECTOR
Michael O’Brien	DIRECTOR / CO-HEAD OF ASSET MANAGEMENT SOLUTIONS/ MANAGING DIRECTOR
Mark Egert	CHIEF COMPLIANCE OFFICER\ MANAGING DIRECTOR
Michael Camacho	DIRECTOR/GLOBAL HEAD OF BETA STRATEGIES/ MANAGING DIRECTOR
Anton Pil	DIRECTOR/GLOBAL HEAD OF REAL ASSETS/ MANAGING DIRECTOR
Megan Ann McClellan	DIRECTOR/TREASURER/CFO/MANAGING DIRECTOR
William Vasiliy Harris	DIRECTOR/MANAGING DIRECTOR

* Managing Director is an officer’s title.  Those who hold it are not necessarily directors of Morgan.

SUPPLEMENTAL INFORMATION

The executive officers of the Company, all of whom serve at the pleasure of the board of directors, are as follows: Peter Goodman (President), Warren Pelton (Vice President and Treasurer) and Robert Birnbaum (Secretary).  Peter Goodman has served as President since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980.  Mr. Birnbaum is of counsel to the law firm of Sichenzia Ross Ference Kesner LLP, and general counsel to the Company since January 1, 2018, and had been of counsel to the law firm of Kantor/Davidoff which had been general counsel to the Company for more than the previous 5 years.

SHAREHOLDER PROPOSALS
FOR 2019 ANNUAL MEETING

Next year’s annual meeting of shareholders of the Company will be scheduled for July 16, 2019.  Shareholders wishing to have their proposals included in the Company’s Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 15, 2019.

OTHER MATTERS

As of the date of this Proxy Statement, the board of directors is not aware of any matters to be presented for action at the meeting other than those described above.  Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 26, 2018	By Order of the Board of Directors
/s/ Robert Birnbaum, Secretary
Robert Birnbaum, Secretary

Appendix

TRIDAN CORP.
AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee.  The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.  The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is “independent” of management and the Company.  Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.  All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board.  In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company.  In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board.  While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements.  The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.  The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

•
The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders.  The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.  The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the standards of the Public Company Accounting Oversight Board (United States) and by applicable SEC rules and regulations.  Annually, the committee shall review and recommend to the board the selection of the company’s independent auditors, subject to shareholders’ approval.

•
The committee shall discuss with the Company’s administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee’s approval.  Also, the committee shall discuss with them the auditors’ report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting.  The committee shall also review with the auditors the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•
The committee shall review the interim financial statements with management and the independent auditors prior to their issuance.  Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards.  The chair of the committee may represent the entire committee for the purposes of this review.

•
The committee shall review with management and the independent auditors the financial statements to be included in the Company’s annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC.  Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under standards established by the Public Company Accounting Oversight Board (PCAOB) and applicable SEC rules and regulations.

App 2

TRIDAN CORP.
ANNUAL MEETING OF SHAREHOLDERS – JULY 17, 2018

THIS PROXY IS SUBMITTED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PETER GOODMAN, ROBERT BIRNBAUM and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on July 17, 2018, and all adjournments thereof.

(1)	FOR the election, as directors, of all nominees listed below (except as marked to the Contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

MARK GOODMAN,    PETER GOODMAN,    PAUL KRAMER,
JOAN G. RALL,    RUSSELL JUDE STOEVER,     WARREN PELTON

(2)       FOR ☐  AGAINST ☐  ABSTAIN ☐  the ratification of the selection of Mazars USA LLP as auditors of the Company for the fiscal year ending April 30, 2019;

(3)       Upon any other matter which may properly come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged
Signature

Signature
Dated: , 2018

IMPORTANT:       Joint owners must EACH sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.

Tridan Corp.
and
Tridan Corp. Employees Stock Ownership Trust

Privacy Policy

The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust (“ESOT”) respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants.  This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information.  The words “we” and “us” refer to Tridan Corp. and the ESOT.  The words “you” and “your” refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you.  We collect this information from applications, verbal communications, and correspondence with you.  We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf.  We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances.  For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements.  We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you.  We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

Tridan Corp.
Financial Statements
April 30, 2018 and 2017

Tridan Corp.
Contents
April 30, 2018 and 2017

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Tridan Corp.

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2018 and 2017, the related statements of operations for the years then ended, the statements of changes in net assets for each of the three years in the three-year period ended April 30, 2018, and the financial highlights for each of the five years in the five-year period ended April 30, 2018, and the related notes, collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of April 30, 2018 and 2017, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2018, and financial highlights for each of the five years in the five-year period ended April 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchanges Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and other data are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of April 30, 2018 and 2017, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Mazars USA LLP

We have served as the Company’s auditor since 1980.
New York, New York
June 21, 2018

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2018 and 2017

	2018	2017
Assets
Investments in municipal obligations, at fair value (original cost - $37,205,662 and $38,339,691, respectively) (amortized cost - $34,987,118 and 36,298,626, respectively)	$35,208,242	$37,671,055
Cash and cash equivalents	740,959	109,968
Prepaid expenses and other current assets	-	3,719
Accrued interest receivable	532,203	496,825

Total assets	36,481,404	38,281,567

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	38,264	38,264
Accrued fees - affiliate	19,174	18,977
Accrued other	13,870	30,648
Common stock redemption payable	7,205	201
Payable for investment purchased	-	618,240

Total liabilities	78,513	706,330

Net assets	$36,402,891	$37,575,237

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at April 30, 2018 and 2017	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 141,346.4988 shares and 139,480.2348 shares at April 30, 2018 and 2017, respectively	(1,697,081)	(1,674,474)
Distributable earnings:
(Over) distributed net investment income	(1,445)	(10,843)
Undistributed capital gains	-	7,830
Unrealized appreciation of investments, net	221,121	1,372,428

Net assets [equivalent to $11.91 and $12.28 per share, respectively, based on 3,057,753.5012 shares and 3,059,619.7652 shares of common stock outstanding, respectively]	$36,402,891	$37,575,237

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2018 and 2017

	2018				2017
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
Insured Bonds
N.Y.S. Dormitory Authority Revs Non St Supported Debt St Johns Univ - Insd 5.25% due July 1, 2021	$1,000,000	$1,026,691	$1,092,690		$1,000,000	$1,035,024	$1,155,140

N.Y.S. Dormitory Authority Revs City University Sys Ref Cons 5th Gen 5.5% due July 1, 2019	1,000,000	1,010,035	1,042,760		1,000,000	1,019,377	1,094,750

N.Y.S. Dormitory Authority Revs 5.5% due May 15, 2018	655,000	653,048	655,884		1,155,000	1,169,334	1,209,608

Sachem Central School District NY Holbrook Ref Unlimited Tax 5.25% due October 15, 2019	500,000	506,952	524,695		500,000	511,624	550,035

N.Y.S. Dormitory Authority St. Pers. Income Tax Rev. Ed. (Par Call March 15, 2018 @100) 5.5% due March 15, 2025	500,000	531,948	593,775		500,000	536,591	627,820
	3,655,000	3,728,674	3,909,804		4,155,000	4,271,950	4,637,353
			10.7%	(*)			12.3%	(*)
Revenue Backed Bonds
Build NYC Resource Corp NY Rev 5.0% due August 1, 2018	135,000	136,383	136,008		-	-	-

Erie County NY Fiscal Stability Sales Tax 5.0% due June 15, 2024	165,000	198,029	190,189		-	-	-

Met Transportation Auth NY Revenue 5.0% due November 15, 2027	1,250,000	1,534,209	1,475,300		-	-	-

Erie County NY Fiscal Stability Sales Tax (Par Call June 15, 2027) 5.0% due June 15, 2029	1,000,000	1,220,958	1,188,350		-	-	-

NY Bond Bank Agency SCH Purpose Revenue 5.00% dye December 01, 2019	300,000	319,022	314,745		300,000	330,992	328,554

Brookhaven NY Limited Tax 4.00% due March 15, 2023	1,000,000	1,136,687	1,082,190		1,000,000	1,164,559	1,141,650

Saratoga County NY Ref LTD Tax 5.00% due July 15, 2023	100,000	122,933	114,060		100,000	126,690	120,890

NYC NY TR Cultural RES- Museum of Modern Art 4.00% due February 01, 2023	400,000	452,837	432,088		400,000	463,927	453,756

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2018 and 2017

	2018			2017
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Revenue Backed Bonds (continued)
Brookhaven NY Ref Unlimited Tax 5.00% due March 15, 2025 (a)	$500,000	$602,876	$582,555	$500,000	$617,830	$615,355

Erie County Indvl Dev Agency 5.00% due May 01, 2025	750,000	927,633	875,970	750,000	951,048	910,605

NYC NY TR Cultural Res- Museum of Modern Art 4.00% due April 01, 2026	500,000	584,183	553,540	500,000	595,114	578,385

NY ST Environmental FACS 5.00% due June 15, 2026	1,300,000	1,544,711	1,544,803	1,300,000	1,574,795	1,619,514

Util Debt Securitization 5.00% due December 15, 2026	500,000	580,645	578,120	500,000	593,690	608,060

Brookhaven NY Unlimited Tax 5.0% due November 15, 2019	450,000	465,490	471,650	450,000	475,497	495,009

Bethlehem NY Central School District Unlimited Tax 4.0% due January 15, 2021	500,000	521,649	525,360	500,000	529,614	547,345

Rockville Center NY Limited Tax 4.0% due June 15, 2022	200,000	218,591	214,508	200,000	222,136	225,666

Rhinebeck NY Central School District Unlimited Tax (Par Call June 15, 2023) 4.0% due June 15, 2025	535,000	568,214	566,458	535,000	574,680	586,868

City of New York NY Municipal Water Fin Auth Wtr. & Sewer Rev Fiscal 2009 (Par Call June 15, 2019 @100) 5.0% due June 15, 2027	500,000	503,418	516,965	500,000	506,445	542,985

City of New York Transitional Finance Auth Rev Sub Future Tax Secured (Par Call November 1, 2019 @100): 5.0% due November 1, 2020	500,000	512,027	523,572	500,000	518,175	549,599

5.0% due November 1, 2021	1,000,000	1,020,920	1,047,820	1,000,000	1,033,896	1,100,490

Greece NY Central School District Unlimited Tax (Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	546,663	556,740	500,000	556,305	584,005

Nassau County New York Gen. Impt. Unlimited tax (Par Call October 1, 2020 @100) 4.0% due October 1, 2022	550,000	558,639	571,164	550,000	562,702	590,249

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2018 and 2017

	2018			2017
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Revenue Backed Bonds (continued)
N.Y.S. Dormitory Authority St. Pers. Income Tax Rev. Ed. 5.5% due March 15, 2026	$200,000	$239,605	$241,504	$200,000	$244,629	$254,340

N.Y.S. Dormitory Authority Mental Health Services FACS (Par Call August 15, 2020 @100) 5.0% due August 15, 2023	420,000	421,522	448,690	420,000	422,503	469,489

New York NY Unlimited Tax 5.0% due August 1, 2023	510,000	526,657	544,139	510,000	534,026	571,383

N. Y.S. Thruway Authority St Pers Income Tax Rev Transn 5.25% due March 15, 2019	750,000	755,674	772,470	750,000	762,145	808,785

N.Y. Unlimited Tax 5.0% due August 1, 2026	350,000	350,950	363,433	350,000	351,659	380,016

Port Authority of New York and New Jersey 5.375% due March 1, 2028	150,000	153,083	174,171	150,000	153,396	182,519

Clarkstown NY Central School District 4.0% due May 15, 2019	500,000	513,486	511,500	500,000	525,702	530,245

Wantagh NY Union Free School District 5.0% due September 1, 2021	550,000	594,847	604,010	550,000	608,254	635,613

Central Islip NY Union Free School District Ref Unlimited 5.0% due July 15, 2022	750,000	838,804	836,070	750,000	859,742	878,490

Syosset NY Central School 5.0% due December 15, 2022	125,000	135,075	140,759	125,000	137,659	147,618

Brentwood NY UN Free School District RED Unlimited 5.0% due January 15, 2023	430,000	459,826	483,702	430,000	466,626	509,649

Battery Park City NY 5.0% due January 15, 2029	140,000	150,418	159,027	140,000	152,644	166,495

Connetquot NY Central School District Unlimited Tax 5.0% due January 15, 2024	400,000	430,466	456,712	400,000	435,795	480,736

Syosset NY Central School District 5.0% due December 15, 2022	435,000	470,089	485,577	435,000	476,741	506,314

5.0% due December 15, 2022	300,000	321,587	334,323	300,000	325,679	346,041

NYC Transitional Fin Auth Rev Future Tax 5.0% due November 1, 2026	550,000	585,276	611,859	550,000	593,093	648,851

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2018 and 2017

	2018			2017
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Revenue Backed Bonds (continued)
Util Debt Securitization 5.0% due December 15, 2028	$500,000	$532,173	$569,075	$500,000	$538,224	$591,085

Western Nassau CNTY WTR Auth Ser A (Par call April 01, 2025 @ 100) 5.0% due April 01, 2028	100,000	112,723	113,269	100,000	114,559	116,270

Thompkins CNTY- NY Ref- Public IMPT-SER (Par call December 15, 2024 @ 100) 5.0% due December 15, 2027	500,000	579,367	578,120	500,000	591,328	599,120

Gates Chili NY Sch Dstr Unlimited Tax (Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	200,000	235,348	230,306	200,000	240,303	240,460

Mattituck Cutchogue NY UN Ser A (Par call July 15, 2025 @ 100) 5.0% due July 15, 2027	365,000	425,287	421,670	365,000	433,641	436,327

Halfmoon NY REF PUB Limited Tax (Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	280,000	326,119	322,820	280,000	332,594	335,952

Putnam County Ref LTD Tax (Par call January 01, 2026 @ 100) 5.0% due Januyary 01, 2027	135,000	159,546	158,095	135,000	162,725	164,430

Mattituck Cutchogue NY Ser A (Par call July 15, 2025 @ 100) 5.0% due July 15, 2026	280,000	328,468	324,069	280,000	335,184	338,078

Build NYC Resource Corp NY Rev United Jewish Appeal (Par call July 01, 2024 @ 100) 5.0% due July 01, 2025	320,000	364,516	366,409	320,000	371,441	381,507

Saratoga Springs NY Ref Public IMPT Unlimited Tax (Par Call February 15, 2023 @ 100) 5.0% due February 15, 2025	225,000	253,211	252,594	225,000	258,531	264,022

Buffalo & Ft. Erie NY Public IMPT Unlimited Tax 5.0% due January 01, 2025	410,000	461,626	469,565	410,000	469,323	490,971

Bayport-Blue Point NY UN Free School Dist Ref Unlimited 5.0% due September 15, 2024	250,000	287,147	288,172	250,000	292,964	305,210

Rensselaer County NY Unlimited Tax 5.0% due September 01, 2024	100,000	122,652	116,075	100,000	125,241	122,476

North Babylon NY UN Free School Dist (Par call August 1, 2022 @ 100) 5.0% due August 01, 2023	250,000	274,596	278,120	250,000	280,369	291,110

Onandaga County NY Ref Unlimited Tax 5.0% due March 15, 2024	285,000	319,124	326,846	285,000	324,925	342,539

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2018 and 2017

	2018				2017
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
Revenue Backed Bonds (continued)
Starpoint NY Central School District Ref Unlimited Tax 5.0% due June 15, 2020	$250,000	$264,603	$266,288		$250,000	$271,445	$278,823

Plainview Old Bethpage New York Central School District Ref Unlimited Tax 5.0% due December 15, 2020	250,000	259,742	270,507		250,000	263,443	285,598

Riverhead NY Limited Tax 4.0% due June 1, 2021	1,005,000	1,052,393	1,063,199		1,005,000	1,067,715	1,110,304

Middele CTRY NY Central School District 5.0% due August 1, 2020	150,000	162,798	160,665		150,000	168,467	167,468

Schenectady Cntry NY Various Limited Tax 5.0% due December 15, 2020	800,000	874,487	862,848		800,000	902,807	907,224

Schnectady CNTY NY Various Purpose Limited Tax 5.0% due December 15, 2022	300,000	344,240	337,542		300,000	353,794	356,052

Harrison NY Ref Public Lmpt Limited tax 5.0% due December 15, 2023	100,000	122,607	114,495		100,000	125,948	121,909

Saint Lawrence Ccntry NY Ref Limited Tax 5.0% due on May 15, 2026	105,000	121,443	120,308		105,000	123,732	124,758

Laurens NY Central School District 5.0% due July 15, 2030	305,000	332,157	332,581		305,000	335,965	340,432
	26,660,000	29,540,455	29,573,739		24,110,000	26,933,056	27,827,694
			81.2%	(*)			74.1%	(*)
Short Term Bonds
City of New York NY Municipal Water Fin Auth Wtr. & Sewer Rev Fiscal 2009 (Par Call June 15, 2018 @100) 5.625% due June 15, 2024	1,000,000	998,868	1,004,730		1,000,000	997,534	1,053,510

N.Y.S Dormitory Authority Revs. Nonst. Supported debt (Par Call July 1, 2018 @100) 5.0% due July 1, 2029	300,000	300,000	301,624		300,000	300,000	314,269

N.Y.S. Dormitory Authority Revs Non St Supported Debt Insd Sien College (Par Call July 1, 2016 @100) 5.0% due July 1, 2020					1,000,000	1,003,427	1,001,170

Queensbury NY Union Free School District Ref Unlimited Tax 4.0% due December 15, 2018	225,000	227,624	228,116		225,000	231,790	235,456

Hilton NY Central School District Unlimited Tax 4.0% due June 15, 2019	-	-	-		500,000	526,937	528,645

N.Y.S. Dormitory Authority St. Pers. Income Tax Rev. Ed. (Par Call March 15, 2018 @100) 5.0% due March 15, 2022	-	-	-		750,000	752,660	777,225

Starpoint NY Central School District Ref Unlimited Tax 5.0% due June 15, 2018	-	-	-		850,000	881,793	889,168

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2018 and 2017

	2018				2017
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
Short Term Bonds (continued)
State of New York Local Government Assistance Corp. SR. Lien Refunding Bonds (Par Call April 1, 2018 @100) 5.0% due April 1, 2019	$-	$-	$-		$200,000	$200,548	$207,634

Longwood, NY School District
5.0% due March 15, 2019	185,000	191,497	190,229		185,000	198,931	198,931

	1,710,000	1,717,989	1,724,699		5,010,000	5,093,620	5,206,008
			4.7%	(*)			13.9%	(*)

	$32,025,000	$34,987,118	$35,208,242		$33,275,000	$36,298,626	$37,671,055
			96.7%	(*)			100.3%	(*)

(*)	Represents Percentage of Net Assets
(a)	Position unsettled as of April 30, 2017

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2018 and 2017

	2018	2017
Investment income

Interest	$1,562,881	$1,596,901

Amortization of bond premium and discount - net	(571,222)	(514,417)

Total investment income	991,659	1,082,484

Expenses

Investment advisory fees	103,875	105,585

Custodian fees	7,384	7,729

Professional fees	132,175	132,485

Directors’ fees	66,500	68,000

Administrative and accounting	72,000	72,000

Insurance and other expenses	17,082	14,755

Total expenses	399,016	400,554

Net investment income	592,643	681,930

Realized and unrealized gain on investments

Net realized gain on investments	20,738	18,097

Net unrealized (depreciation) appreciation on investments	(1,151,307)	(1,009,598)

Net realized and unrealized (loss) on investments	(1,130,569)	(991,501)

Net (decrease) in net assets resulting from operations	$(537,926)	$(309,571)

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2018, 2017 and 2016

	2018	2017	2016

Change in net assets resulting from operations

Net investment income	$592,643	$681,930	$762,792

Net realized gain (loss) on investments	20,738	18,097	(6,015)

Unrealized (depreciation) appreciation on investments	(1,151,307)	(1,009,598)	266,290

Net (decrease) increase in net assets resulting from operations	(537,926)	(309,571)	1,023,067

Distributions to shareholders from
Net investment income	(583,245)	(676,878)	(773,215)
Capital gains	(28,568)	-	-

Redemptions of shares
1,866.2640 shares, 31,341.4235 shares and 2,252.8695 shares, respectively	(22,607)	(389,887)	(28,206)

Total (decrease) increase in net assets	(1,172,346)	(1,376,336)	221,646

Net assets
Beginning of year	37,575,237	38,951,573	38,729,927

End of year	$36,402,891	$37,575,237	$38,951,573

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securi-ties acquired/sold is included in income from/to the settlem-ent date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2018 and 2017.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision would be required.

On December 22, 2017, the Tax Cuts and Jobs Act (the “2017 Act) was signed into law, which includes a broad range of tax reform proposals affecting businesses in the United States of America, including corporate tax rates, business deductions and international tax provisions. One of the key changes to the tax law was the reduction of the corporate tax rate from 35% to 21%. U.S. GAAP requires deferred tax assets and liabilities to be measured at the tax rates that are expected to apply in the period in which the asset or the liability is settled, based on tax rates that have been enacted by the end of the reporting period.

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded.  The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments.  Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.

At April 30, 2018 and 2017, there were no cash and cash equivalents held in excess of federally insured limits. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.  The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2018 and 2017.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2018 and 2017:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	April 30,
	2018	2017

Investments in municipal obligations	$35,208,242	$37,671,055
Total investments at fair value	$35,208,242	$37,671,055

The Company utilizes quoted market prices for it securities owned, when available.  Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	April 30,
	2018	2017

Cash and cash equivalents	$740,959	$109,968

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2018	2017

Accrued investment advisory and custodian fees (a)	$38,264	$38,264
Accrued fees - affiliate (b)	$19,174	$18,977
Accrued other:
Accrued audit fees (c)	$12,125	$12,125
Accrued administrative and accounting expenses	1,745	18,523
	$13,870	$30,648

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the years ending April 30, 2018 and 2017, the Company incurred legal fees of approximately $84,000 and $84,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2018 and 2017, the Company incurred audit fees of approximately $48,000 and $48,000, respectively.

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $3,129,000 and $3,868,000, respectively, for the year ended April 30, 2018, and $6,468,000 and $4,734,000, respectively, for the year ended April 30, 2017.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2018 and 2017, was approximately $34,987,000 and $36,299,000, respectively, and net unrealized appreciation, at April 30, 2018 and 2017, for U.S. Federal income tax purposes was approximately $221,000 and $1,372,000, respectively (gross unrealized appreciation of approximately $582,000 and $1,480,000, respectively; gross unrealized depreciation of approximately $361,000 and $108,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2018 and 2017, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 24,302 shares and 26,168 shares, respectively, of outstanding common stock, at April 30, 2018 and 2017.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received.  At April 30, 2018 and 2017, 112,015.6123 shares ($1,332,205) and 110,149.3483 shares ($1,309,598), respectively, have been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2018	2017

Net asset value	$11.91	$12.28
Shares outstanding at:
April 30, 2018	3,057,753.5012
April 30, 2017	3,059,619.7652

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

6.	Distributions

During the years ended April 30, 2018, 2017 and 2016, distributions of $611,813 ($.20 per share), $676,878 ($.22 per share) and $773,215 ($.25 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes except for $28,568 in 2018 which were treated as capital gains.

The tax character of distributions paid during the years ending April 30, 2018, 2017 and 2016 is as follows:

	2018	2017	2016
Distributions paid from investment income:
Tax-exempt investment income, net	$583,245	$676,878	$773,215
Capital gains	28,568	-	-
	$611,813	$676,878	$773,215

As of April 30, 2018, 2017 and 2016, the components of distributable earnings on a tax basis are as follows:

	2018	2017	2016
Over-distributed tax-exempt investment income, net	$(1,445)	$(10,843)	$(15,892)
Over-distributed taxable investment income	-	-	-
Undistributed (over-distributed) capital gains (losses)	-	7,830	(10,267)
Unrealized appreciation of investments, net	221,121	1,372,428	2,382,026
	$219,676	$1,369,415	$2,355,864

Capital loss carryforwards as of April 30, 2018 and 2017 were $0 and $0, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2018, 2017 and 2016.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2018 and 2017.

Tridan Corp.
Notes to Financial Statements
April 30, 2018 and 2017

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2018	2017	2016	2015	2014
Per share operating performance:
(For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$12.28	$12.60	$12.52	$12.56	$12.88

Income from investment operations:
Net investment income	.19	.22	.25	.26	.26
Net realized and unrealized gain (loss) on investments	(.36)	(.32)	(.08)	(.04)	(.26)
Total from investment operations	(.17)	(.10)	.33	.22	.-
Less distributions:
Dividends (from net investment income)	(.19)	(.22)	(.25)	(.25)	(.27)

Capital gains	(.01)	(.00)	(.00)	(.01)	(.06)
Total distributions	(.20)	(.22)	(.25)	(.26)	(.33)

Net asset value - end of year	$11.91	$12.28	$12.60	$12.52	$12.56
Per share value - end of year	$11.91	$12.28	$12.60	$12.52	$12.56

*Total investment return	(1.43)%	(0.80)%	2.64%	1.75%	0.00%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$36,402	$37,575	$38,952	$38,730	$39,843
Ratio of expenses to average net assets	1.08%	1.05%	1.06%	1.06%	1.05%
Ratio of net investment income to average net assets	1.60%	1.78%	1.96%	2.08%	2.06%
Portfolio turnover rate	8.46%	12.37%	5.91%	9.41%	12.41%
Average (simple) number of shares outstanding (in thousands)	3,059	3,075	3,092	3,093	3,095

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.